Second Quarter 2023 Earnings Exhibit 99.2

2 Disclosure This presentation, including documents incorporated herein by reference, will contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those contemplated by the forward-looking statements. Please review our disclosures in filings with the United States Securities and Exchange Commission. Non-GAAP Financial Data This presentation includes the use of adjusted operating income, operating ratio, adjusted operating ratio, adjusted earnings per share, adjusted income before taxes and adjusted operating expenses, which are financial measures that are not in accordance with United States generally accepted accounting principles (“GAAP”). Each such measure is a supplemental non-GAAP financial measure that is used by management and external users of our financial statements, such as industry analysts, investors and lenders. While management believes such measures are useful for investors, they should not be used as a replacement for financial measures that are in accordance with GAAP. In addition, our use of these non-GAAP measures should not be interpreted as indicating that these or similar items could not occur in future periods. In addition, adjusted operating ratio excludes truckload and LTL segment fuel surcharges from revenue and nets these surcharges against fuel expense.

3 1 See GAAP to non-GAAP reconciliation in the schedules following this presentation KNX Q2 2023 Comparative Results 1,961 1,553 2Q22 2Q23 Total Revenue (20.8%) 1,695 1,390 2Q22 2Q23 Revenue xFSC (17.9%) 2Q22 2Q23 Operating Income (71.1%) 2Q22 2Q23 Adj. Operating Inc. 1 (66.3%) 2Q22 2Q23 Net Income (71.1%) 2Q22 2Q23 Adj. Net Income 1 (65.8%) 2Q22 2Q23 Earnings Per Share (71.1%) 2Q22 2Q23 Adj. EPS 1 In m ill io ns In m ill io ns In m ill io ns Significant pressure on margins amid extended demand softness Adjustments • $16.5M in Q2 2023 and $16.2M in Q2 2022 of amortization expense from mergers and acquisitions • $1.3M increase and $2.0M decrease in legal accrual related to settlements in Q2 2023 and Q2 2022, respectively • $5.3M in Q2 2023 of transaction fees • $2.5M decrease in fair value of contingent consideration in Q2 2023 (65.2%) $0.39 $1.35 $1.41 $0.49 79 230219 63 326 94 340 115

4 Truckload 981.5 57.3 % LTL 224.2 13.1 % Logistics 247.3 14.4 % Intermodal 132.9 7.8 % Other 128.1 7.5% 1714 1 See GAAP to non-GAAP reconciliation in the schedules following this presentation 2 Excludes intersegment transactions 3 Includes 8,377 trailers related to leasing activities recorded within our non-reportable operating segments for the second quarter of 2023 Q2 2023 YTD Q2 2023 Revenue xFSC 2 $ 829.4 M $ 1,695.4 M Adjusted Op Income 1 $ 68.2 M $ 184.5 M Adjusted OR 1 91.8% 89.1% ~ 13,355 irregular and 4,496 dedicated tractors ~ 79,911 trailers 3 Q2 2023 YTD Q2 2023 Revenue 2 $ 104.3 M $ 214.9 M Adjusted Op Income 1 $ (6.6) M $ (1.5) M Adjusted OR 1 106.4% 100.7% ~ 656 tractors, 12,842 containers Q2 2023 YTD Q2 2023 Revenue 2 $ 117.8 M $ 254.6 M Adjusted Op Income 1 $ 9.9 M $ 23.1 M Adjusted OR 1 91.6% 90.9 % Q2 2023 YTD Q2 2023 Revenue xFSC $ 228.6 M $ 442.5 M Adjusted Op Income 1 $ 34.2 M $ 64.7 M Adjusted OR 1 85.1% 85.4% ~ Approximately 111 Service Centers ~ Terminal door count of 4,445 Truckload 59% LTL 16% Logistics 9% Other 9% Intermodal 7% OTR 42% / Dedicated 17% Segment Overview Less pressure on volume and price in LTL than in other businesses Truckload Less-than-Truckload Intermodal Logistics Q2 2023 Revenue Diversification

5 • 91.8% Adjusted Operating Ratio1 in Q2 2023 compared to 78.9% the previous year • Largest truckload trailer fleet continues to grow and now nearly 80,000 (pre-U.S. Xpress) • Truckload average revenue per tractor improving in our dedicated division but offset by declines in the OTR business • adds 7,200 trucks, 15,000 trailers, 14 terminals 1 See GAAP to non-GAAP reconciliation in the schedules following this presentation. Truckload Operating Statistics Q2 2023 Q2 2022 Change Average revenue per tractor $46,461 $54,361 (14.5%) Average tractors 17,851 18,055 (1.1%) Average trailers 79,911 73,010 9.5 % Miles per tractor 18,904 19,542 (3.3%) Truckload Financial Metrics Q2 2023 Q2 2022 Change (Dollars in thousands) Revenue xFSC $829,373 $981,479 (15.5%) Operating income $67,911 $206,296 (67.1%) Adjusted Operating Income 1 $68,210 $206,619 (67.0%) Operating ratio 92.9% 82.6% 1,030 bps Adjusted Operating Ratio 1 91.8% 78.9% 1,290 bps Historic price declines weigh on results Operating Performance - Truckload

6 • 85.1% Adjusted Operating Ratio1 in Q2 2023 • $34.2M of Adjusted Operating Income1 • Shipments per day bottomed in April and built throughout the quarter • Recent uptick in shipper inquiries for support in 2H 2023 LTL Operating Statistics Q2 2023 Q2 2022 Change LTL shipments per day 18,898 19,657 (3.9%) LTL weight per shipment 1,058 1,068 (0.9%) LTL revenue xFSC per hundredweight $15.19 $14.20 7.0 % LTL revenue xFSC per shipment $160.66 $151.64 5.9% 1 See GAAP to non-GAAP reconciliation in the schedules following this presentation. LTL Financial Metrics Q2 2023 Q2 2022 Change (Dollars in thousands) Revenue xFSC $228,578 $224,178 2.0 % Operating income $30,238 $43,767 (30.9%) Adjusted Operating Income 1 $34,158 $47,762 (28.5%) Operating ratio 88.7% 84.6% 410 bps Adjusted Operating Ratio 1 85.1% 78.7% 640 bps Operating Performance - LTL Continued strong performance, poised for growth

7 • 91.6% Adjusted Operating Ratio1 during the quarter • 19.4% Gross margin • 35.0% YoY decrease in load count as demand remains soft 1 See GAAP to non-GAAP reconciliation in the schedules following this presentation. Logistics Operating Statistics Q2 2023 Q2 2022 Change Revenue per load $1,652 $2,257 (26.8%) Gross margin 19.4% 24.4% (500 bps) Logistics Financial Metrics Q2 2023 Q2 2022 Change (Dollars in thousands) Revenue ex intersegment $117,782 $247,319 (52.4%) Operating income $9,566 $43,749 (78.1%) Adjusted Operating Income 1 $9,900 $44,083 (77.5%) Operating ratio 92.0% 82.4% 960 bps Adjusted Operating Ratio 1 91.6% 82.2% 940 bps Solid margins despite significant volume declines Operating Performance - Logistics Extensive Trailer Network Powers Supply Chains

8 • 106.4% operating ratio during Q2 2023 compared with 89.3% the prior year • 24.5% year-over-year decrease in average revenue per load • 4.0% increase in load counts • Average container count stable sequentially at approximately 12,800 units • Expect rail cost relief beginning in the second half of 2023Intermodal Operating Statistics Q2 2023 Q2 2022 Change Average revenue per load $2,749 $3,642 (24.5%) Load count 37,945 36,474 4.0 % Average tractors 656 623 5.3 % Average containers 12,842 11,491 11.8 % Intermodal Financial Metrics Q2 2023 Q2 2022 Change (Dollars in thousands) Revenue ex intersegment $104,327 $132,854 (21.5%) Operating income $(6,632) $14,172 (146.8%) Operating ratio 106.4% 89.3% 1,710 bps Operating Performance - Intermodal Competitive truckload market adds to demand weakness

9 Q2 Non-Reportable Performance: • 1.6% increase in revenue to $130.1M • ($7.1M) in operating loss ◦ Third party insurance business posted $15.0M loss due to increased frequency and unfavorable claims development Early signs of progress in shifting business exposure Executing Strategic Pivot on Third Party Insurance • Temporarily reducing exposure to third party insurance risk in an unusually difficult environment for small operators • Near term headwind to revenue growth for this program, but early indication on fundamentals improving Operating Performance - Non-Reportable Non-Reportable Financial Metrics Q2 2023 Q2 2022 Change (Dollars in thousands) Revenue $130,110 $128,112 1.6 % Operating (loss) income $(7,053) $17,794 (139.6%)

10 • Generated Free Cash Flow1 of $303.1M YTD • Increased dividend 17% to $0.56 per share annualized, generating return of capital to shareholders of $45.9M YTD 1 See GAAP to non-GAAP reconciliation in the schedules following this presentation. Taking steps in pursuit of long-term opportunities Capital Allocation Year to Date 2023 Capital Deployment Strategic Investments to improve returns and position us for organic and inorganic growth • LTL - Disciplined process pursuing acquisition of businesses and properties • U.S. Xpress acquisition • Expanding trailer ratio at U.S. Xpress to position for drop and hook freight opportunities • Investment in technology development - supporting organic growth and driving efficiencies

11 Unprofitable at acquisition, plan in place & work underway to achieve $1 dollar of EPS accretion with high-80's OR by 2026, with further EPS opportunity as OR progress continues Improvement Focus Areas • Yield • Safety • Terminal Network • Already beginning to realize $6M per month of cost synergies with more ground to cover • Quickly reducing exposure to brokers and upgrading freight selection, preparing the business with tools to react to a changing market, similar to Knight and Swift U.S. Xpress - Miles of Opportunity Acquisition closed July 1st, teams fully engaged to improve performance • Driver Retention • Procurement • Maintenance (1) Total Transportation of Mississippi LLC

12 • Continued softness in freight demand through the third quarter; modest seasonal uplift in the fourth quarter • Non-contract rates improve modestly after bottoming in Q2 but remain below contract rates through the third quarter while contract rate declines slow sequentially • Capacity continues to exit at an accelerating rate • Expect trailer pool service, which facilitates preloaded trailer pick-ups and/or drop trailer deliveries, to continue to be a differentiator when demand recovers • LTL demand under modest pressure but remains more stable than truckload • LTL improvement in revenue (excluding fuel) per hundredweight year-over-year • Cost per mile stabilizes on a year-over-year basis in the back half of the year • Equipment availability continues to improve • Demand in the used equipment market weakens as small carriers struggle • Labor alternatives in the general economy remain attractive, providing a headwind to hiring and utilization until freight conditions improve Market Outlook

13 Legacy Knight-Swift business • LTL revenue (xFSC) increases modestly year-over-year with relatively stable margin profile and typical seasonality • Logistics volume and revenue per load remains under pressure in Q3 before improving in Q4 / OR low 90's for year • Non-Reportable - Modest revenue growth for the year and 2H operating income in line with prior year Combined Knight-Swift and U.S. Xpress • Roughly $20M increase in interest expense in 2H as compared to 1H, primarily acquisition-related, assuming Fed hiking cycle is nearly complete • Gain on sale $10M to $15M quarterly in 2H • Net cash capex for the full year expected range of $700M - $750M; which now includes U.S. Xpress • Expected tax rate to be 25% to 26% for the full year 2023 Updated expected Adjusted EPS for 2023 from $3.35 - $3.55 to new range of $2.10 - $2.30 2023 Guidance Update - Including U.S. Xpress TL - Cost Per Mile • Gain on Sale range $15M to $20M per quarter for Knight-Swift Updated Guidance Commentary • Gain on Sale range $10M to $15M per quarter including U.S. Xpress • Reduced expectation for gain on sale, no relief on cost inputs TL - Revenue Per Mile • Overall revenue per mile decreases high single digits for the year • Overall revenue per mile decrease high single to low double digits for the year • Bids largely complete, with more pressure on rate to protect incumbency and win additional volume Intermodal • Operating Ratio in the mid 90's for the full year with volumes up year over year • Operating Ratio roughly breakeven for the full year with volumes up year over year U.S. Xpress • Not Included • EPS estimated impact in 2H ($0.25) to ($0.30) • Includes incremental interest expense of $0.11 Prior Guidance • Lower expectations on revenue per load Key Changes Other Guidance Assumptions

Appendix

15 Adjusted Operating Income and Adjusted Operating Ratio 1 (Unaudited) Quarter-to-Date June 30, Year-to-Date June 30, 2023 2022 2023 2022 GAAP Presentation (Dollars in thousands) Total revenue $ 1,552,979 $ 1,961,131 $ 3,189,911 $ 3,788,120 Total operating expenses (1,458,949) (1,635,353) (2,951,094) (3,164,256) Operating income $ 94,030 $ 325,778 $ 238,817 $ 623,864 Operating ratio 93.9% 83.4% 92.5% 83.5 % Non-GAAP Presentation Total revenue $ 1,552,979 $ 1,961,131 $ 3,189,911 $ 3,788,120 Truckload fuel surcharge (162,531) (266,600) (349,170) (445,711) Revenue, excluding truckload fuel surcharge 1,390,448 1,694,531 2,840,741 3,342,409 Total operating expenses 1,458,949 1,635,353 2,951,094 3,164,256 Adjusted for: Truckload fuel surcharge (162,531) (266,600) (349,170) (445,711) Amortization of intangibles 2 (16,505) (16,215) (32,688) (32,381) Impairments 3 — — — (810) Legal accruals 4 (1,300) 2,000 (1,000) (3,055) Transaction fees 5 (5,332) — (6,868) — Severance expense 6 — — (1,452) — Change in fair value of deferred earnout 7 2,500 — 2,500 — Adjusted Operating Expenses 1,275,781 1,354,538 2,562,416 2,682,299 Adjusted Operating Income $ 114,667 $ 339,993 $ 278,325 $ 660,110 Adjusted Operating Ratio 91.8% 79.9% 90.2% 80.3 % Non-GAAP Reconciliation

16 Adjusted Operating Income and Adjusted Operating Ratio (Unaudited) 1 Pursuant to the requirements of Regulation G, this table reconciles consolidated GAAP operating ratio to consolidated non-GAAP Adjusted Operating Ratio. 2 "Amortization of intangibles" reflects the non-cash amortization expense relating to intangible assets identified in the 2017 Merger, the ACT acquisition and other acquisitions. 3 "Impairments" reflects the non-cash impairment of building improvements (within our non-reportable segments). 4 "Legal accruals" are included in "Miscellaneous operating expenses" in the condensed consolidated statements of comprehensive income and reflect the following: • Second quarter 2023 legal expense reflects the increased estimated exposure for an accrued legal matter based on a recent settlement agreement. First quarter 2023 legal expense reflects a decrease in the estimated exposure related to an accrued legal matter previously identified as probable and estimable in prior periods based on a recent settlement agreement. • During the second quarter of 2022, the company decreased the estimated exposure related to an accrued legal matter previously identified as probable and estimable in prior periods based on a recent settlement agreement. 5 "Transaction fees" reflects certain legal and professional fees associated with the July 1, 2023 acquisition of U.S. Xpress. The transaction fees are primarily included within "Miscellaneous operating expenses" and "Salaries, Wages, and benefits" and with smaller amounts included in other line items in the condensed statements of comprehensive income. 6 "Severance expense" is included within "Salaries, wages, and benefits" in the condensed statements of comprehensive income. 7 "Change in fair value of deferred earnout" reflects the benefit for the change in fair value of a deferred earnout related to the acquisition of UTXL, which is recorded in "Miscellaneous operating expenses." Non-GAAP Reconciliation

17 Adjusted Net Income Attributable to Knight-Swift and Adjusted EPS 1 (Unaudited) Quarter-to-Date June 30, Year-to-Date June 30, 2023 2022 2023 2022 (Dollars in thousands, except per share data) GAAP: Net income attributable to Knight-Swift $ 63,326 $ 219,492 $ 167,610 $ 427,829 Adjusted for: Income tax expense attributable to Knight-Swift 21,959 72,090 54,694 141,264 Income before income taxes attributable to Knight-Swift 85,285 291,582 222,304 569,093 Amortization of intangibles 2 16,505 16,215 32,688 32,381 Impairments 3 — — — 810 Legal accruals 4 1,300 (2,000) 1,000 3,055 Transaction fees 5 5,332 — 6,868 — Severance expense 6 — — 1,452 — Change in fair value of deferred earnout 7 (2,500) — (2,500) — Adjusted income before income taxes 105,922 305,797 261,812 605,339 Provision for income tax expense at effective rate (27,304) (75,608) (64,703) (150,287) Non-GAAP: Adjusted Net Income Attributable to Knight-Swift $ 78,618 $ 230,189 $ 197,109 $ 455,052 1 Pursuant to the requirements of Regulation G, these tables reconcile consolidated GAAP net income attributable to Knight-Swift to non-GAAP consolidated Adjusted Net Income Attributable to Knight- Swift. 2 Refer to Non-GAAP Reconciliation (Unaudited): Adjusted Operating Income and Adjusted Operating Ratio – footnote 2. 3 Refer to Non-GAAP Reconciliation (Unaudited): Adjusted Operating Income and Adjusted Operating Ratio – footnote 3. 4 Refer to Non-GAAP Reconciliation (Unaudited): Adjusted Operating Income and Adjusted Operating Ratio – footnote 4. 5 Refer to Non-GAAP Reconciliation (Unaudited): Adjusted Operating Income and Adjusted Operating Ratio – footnote 5. 6 Refer to Non-GAAP Reconciliation (Unaudited): Adjusted Operating Income and Adjusted Operating Ratio – footnote 6. 7 Refer to Non-GAAP Reconciliation (Unaudited): Adjusted Operating Income and Adjusted Operating Ratio – footnote 7. Non-GAAP Reconciliation

18 Adjusted Net Income Attributable to Knight-Swift and Adjusted EPS 1 (Unaudited) Quarter-to-Date June 30, Year-to-Date June 30, 2023 2022 2023 2022 GAAP: Earnings per diluted share $ 0.39 $ 1.35 $ 1.04 $ 2.60 Adjusted for: Income tax expense attributable to Knight-Swift 0.14 0.44 0.34 0.86 Income before income taxes attributable to Knight-Swift 0.53 1.79 1.37 3.45 Amortization of intangibles 2 0.10 0.10 0.20 0.20 Impairments 3 — — — — Legal accruals 4 0.01 (0.01) 0.01 0.02 Transaction fees 5 0.03 — 0.04 — Severance expense 6 — — 0.01 — Change in fair value of deferred earnout 7 (0.02) — (0.02) — Adjusted income before income taxes 0.65 1.87 1.62 3.67 Provision for income tax expense at effective rate (0.17) (0.46) (0.40) (0.91) Non-GAAP: Adjusted EPS $ 0.49 $ 1.41 $ 1.22 $ 2.76 Note: Because the numbers reflected in the table above are calculated on a per share basis, they may not foot due to rounding. 1 Pursuant to the requirements of Regulation G, these tables reconcile consolidated GAAP diluted earnings per share to non-GAAP consolidated Adjusted EPS. 2 Refer to Non-GAAP Reconciliation (Unaudited): Adjusted Operating Income and Adjusted Operating Ratio – footnote 2. 3 Refer to Non-GAAP Reconciliation (Unaudited): Adjusted Operating Income and Adjusted Operating Ratio – footnote 3. 4 Refer to Non-GAAP Reconciliation (Unaudited): Adjusted Operating Income and Adjusted Operating Ratio – footnote 4. 5 Refer to Non-GAAP Reconciliation (Unaudited): Adjusted Operating Income and Adjusted Operating Ratio – footnote 5. 6 Refer to Non-GAAP Reconciliation (Unaudited): Adjusted Operating Income and Adjusted Operating Ratio – footnote 6. 7 Refer to Non-GAAP Reconciliation (Unaudited): Adjusted Operating Income and Adjusted Operating Ratio – footnote 7. Non-GAAP Reconciliation

19 Segment Adjusted Operating Income and Adjusted Operating Ratio 1 (Unaudited) Quarter-to-Date June 30, Year-to-Date June 30, Truckload Segment 2023 2022 2023 2022 GAAP Presentation (Dollars in thousands) Total revenue $ 953,659 $ 1,188,809 $ 1,965,904 $ 2,269,340 Total operating expenses (885,748) (982,513) (1,782,094) (1,857,927) Operating income $ 67,911 $ 206,296 $ 183,810 $ 411,413 Operating ratio 92.9% 82.6% 90.7% 81.9 % Non-GAAP Presentation Total revenue $ 953,659 $ 1,188,809 $ 1,965,904 $ 2,269,340 Fuel surcharge (124,004) (206,931) (269,268) (345,592) Intersegment transactions (282) (399) (1,283) (735) Revenue, excluding fuel surcharge and intersegment transactions 829,373 981,479 1,695,353 1,923,013 Total operating expenses 885,748 982,513 1,782,094 1,857,927 Adjusted for: Fuel surcharge (124,004) (206,931) (269,268) (345,592) Intersegment transactions (282) (399) (1,283) (735) Amortization of intangibles 2 (299) (323) (642) (647) Adjusted Operating Expenses 761,163 774,860 1,510,901 1,510,953 Adjusted Operating Income $ 68,210 $ 206,619 $ 184,452 $ 412,060 Adjusted Operating Ratio 91.8% 78.9% 89.1% 78.6% 1 Pursuant to the requirements of Regulation G, this table reconciles GAAP operating ratio to non-GAAP Adjusted Operating Ratio. 2 "Amortization of intangibles" reflects the non-cash amortization expense relating to intangible assets identified in historical Knight acquisitions. Non-GAAP Reconciliation

20 Segment Adjusted Operating Income and Adjusted Operating Ratio 1 (Unaudited) Quarter-to-Date June 30, Year-to-Date June 30, LTL Segment 2023 2022 2023 2022 GAAP Presentation (Dollars in thousands) Total revenue $ 267,105 $ 283,847 $ 522,409 $ 538,972 Total operating expenses (236,867) (240,080) (465,589) (468,828) Operating income $ 30,238 $ 43,767 $ 56,820 $ 70,144 Operating ratio 88.7% 84.6% 89.1% 87.0 % Non-GAAP Presentation Total revenue $ 267,105 $ 283,847 $ 522,409 $ 538,972 Fuel surcharge (38,527) (59,669) (79,902) (100,119) Revenue, excluding fuel surcharge 228,578 224,178 442,507 438,853 Total operating expenses 236,867 240,080 465,589 468,828 Adjusted for: Fuel surcharge (38,527) (59,669) (79,902) (100,119) Amortization of intangibles 2 (3,920) (3,995) (7,840) (7,940) Adjusted Operating Expenses 194,420 176,416 377,847 360,769 Adjusted Operating Income $ 34,158 $ 47,762 $ 64,660 $ 78,084 Adjusted Operating Ratio 85.1% 78.7% 85.4% 82.2% 1 Pursuant to the requirements of Regulation G, this table reconciles GAAP operating ratio to non-GAAP Adjusted Operating Ratio. 2 "Amortization of intangibles" reflects the non-cash amortization expense relating to intangible assets identified in the ACT and MME acquisitions. Non-GAAP Reconciliation

21 Quarter-to-Date June 30, Year-to-Date June 30, Logistics Segment 2023 2022 2023 2022 GAAP Presentation (Dollars in thousands) Total revenue $ 119,943 $ 248,662 $ 258,226 $ 530,701 Total operating expenses (110,377) (204,913) (235,840) (447,351) Operating income $ 9,566 $ 43,749 $ 22,386 $ 83,350 Operating ratio 92.0% 82.4% 91.3% 84.3 % Non-GAAP Presentation Total revenue $ 119,943 $ 248,662 $ 258,226 $ 530,701 Intersegment transactions (2,161) (1,343) (3,667) (3,211) Revenue, excluding intersegment transactions 117,782 247,319 254,559 527,490 Total operating expenses 110,377 204,913 235,840 447,351 Adjusted for: Intersegment transactions (2,161) (1,343) (3,667) (3,211) Amortization of intangibles 2 (334) (334) (668) (668) Adjusted Operating Expenses 107,882 203,236 231,505 443,472 Adjusted Operating Income $ 9,900 $ 44,083 $ 23,054 $ 84,018 Adjusted Operating Ratio 91.6% 82.2% 90.9% 84.1 % Segment Adjusted Operating Income and Adjusted Operating Ratio 1 (Unaudited) 1 Pursuant to the requirements of Regulation G, this table reconciles GAAP operating ratio to non-GAAP Adjusted Operating Ratio. 2 "Amortization of intangibles" reflects the non-cash amortization expense relating to intangible assets identified in the UTXL acquisition. Non-GAAP Reconciliation

22 Segment Adjusted Operating Income and Adjusted Operating Ratio 1 (Unaudited) Quarter-to-Date June 30, Year-to-Date June 30, Intermodal Segment 2023 2022 2023 2022 GAAP Presentation (Dollars in thousands) Total revenue $ 104,327 $ 132,871 $ 214,899 $ 242,093 Total operating expenses (110,959) (118,699) (216,429) (212,751) Operating (loss) income $ (6,632) $ 14,172 $ (1,530) $ 29,342 Operating ratio 106.4% 89.3% 100.7% 87.9 % Non-GAAP Presentation Total revenue $ 104,327 $ 132,871 $ 214,899 $ 242,093 Intersegment transactions — (17) — (47) Revenue, excluding intersegment transactions 104,327 132,854 214,899 242,046 Total operating expenses 110,959 118,699 216,429 212,751 Adjusted for: Intersegment transactions — (17) — (47) Adjusted Operating Expenses 110,959 118,682 216,429 212,704 Adjusted Operating (Loss) Income $ (6,632) $ 14,172 $ (1,530) $ 29,342 Adjusted Operating Ratio 106.4% 89.3% 100.7% 87.9% 1 Pursuant to the requirements of Regulation G, this table reconciles GAAP operating ratio to non-GAAP Adjusted Operating Ratio. Non-GAAP Reconciliation

23 Free Cash Flow 1 (Unaudited) Year-to-Date June 30, 2023 Year-to-Date December 31, 2022 Year-to-Date June 30, 2022 TTM June 30, 2023 GAAP: Cash flows from operations $ 722,190 $ 1,435,853 $ 719,984 $ 1,438,059 Adjusted for: Proceeds from sale of property and equipment, including assets held for sale 98,755 183,421 104,239 177,937 Purchases of property and equipment (517,856) (800,563) (295,522) (1,022,897) Non-GAAP: Free cash flow $ 303,089 $ 818,711 $ 528,701 $ 593,099 1 Pursuant to the requirements of Regulation G, this table reconciles cash flows from operations to Free Cash Flow. Non-GAAP Reconciliation